SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
JUNE 11, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.
Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(I.R.S. employer identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346
(Address of Principal Executive Offices) (Zip Code)

770-901-9020
(Registrant’s Telephone Number Including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1    Press Release Announcing ADR, Occupancy and RevPar for April and May 2002.

ITEM 9.    OTHER EVENTS

On June 11, 2002, Jameson Inns, Inc. issued a press release announcing the April and May 2002 occupancy rates, average daily rates and revenues per available room at the Jameson and Signature Inn hotels owned by the Company. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of June 11, 2002.	By:	/s/ CRAIG R. KITCHIN
Craig R. Kitchin Its: President & Chief Financial Officer

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